SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): AUGUST 19, 1998
                                                  ------------------------------


                         COMM BANCORP, INC.
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



PENNSYLVANIA                        0-17455                    23-2242292
----------------------------     --------------           -------------------
(State or other jurisdiction     (Commission              (I.R.S. employer
 of incorporation)                file number)             Identification No.)




521 MAIN STREET, FOREST CITY, PENNSYLVANIA                     18421
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                    -------------------------


Former name or former address, if changed from last report:
Not Applicable.
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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Effective August 19, 1998, the Board of Directors of Comm Bancorp, Inc. (the "Company") approved a dividend policy that will systematically increase its dividend payout ratio consistent with its peer group.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

               99.1 Form of Press Release detailing the Company's change to its Dividend Policy.


Item 8.   Change in fiscal year.

          Not Applicable
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                               SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              COMM BANCORP, INC.
                                              ------------------
                                              (Registrant)



Date: August 21, 1998                    /s/ Scott A. Seasock
                                         -----------------------
                                         Scott A. Seasock,
                                         Chief Financial Officer

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